UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2025

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

Safe and Green Development Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 10, 2025 (the “Original Form 8-K Filing”) solely to disclose in Item 8.01 that trading will begin on a stock dividend-adjusted basis at market open on April 7, 2025. As previously filed, Item 8.01 incorrectly stated that trading was expected to begin on a stock dividend-adjusted basis at market open on April 23, 2025. No other changes have been made to the Original Form 8-K Filing.

Item 8.01. Other Events.

On March 5, 2025, the Board of Directors of Safe and Green Development Corporation. (the “Company”) approved a stock dividend from its treasury (the “Stock Dividend”) of 0.05 shares of the Company’s common stock per each outstanding share of the Company’s common stock owned, such that holders of the common stock will receive one (1) share of the Company’s common stock for every 20 (twenty) shares held. Cash will be distributed in lieu of fractional shares based on the opening price of a share of common stock on April 8, 2025. The Stock Dividend will be distributed after close of trading on April 22, 2025, to stockholders of record at the close of business on April 7, 2025. Trading will begin on a stock dividend-adjusted basis at market open on April 7, 2025.

A copy of the Company’s press release relating to the Stock Dividend is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release of Safe and Green Development Corporation, dated March 12, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: March 12, 2025
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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